July 28, 2016

EDGAR FILING

Securities and Exchange Commission 100 F Street, NE Washington, DC 20549

Re:    Calvert World Values Fund, Inc.
File Nos. 811-06563 and 33-45829
Series: Calvert International Equity Fund

Ladies and Gentlemen:
Pursuant to Rule 497 under the Securities Act of 1933, transmitted on behalf of the above-referenced Registrant are exhibits containing certain risk/return summary information in interactive data format for the above-referenced series, in connection with the statutory prospectus supplement filed for the series on May 16, 2016, pursuant to Rule 497 (e) - SEC Accession No. 0000884110-16-000148.

If you have any questions or comments concerning the foregoing, please call me at 301-951-4800.

Sincerely,
/s/ Andrew K. Niebler
Andrew K. Niebler
Vice President and Secretary

Calvert Investment Management, Inc.    Calvert Investment Services, Inc.    Calvert Investment Distributors, Inc.    Calvert Investment Administrative Services, Inc.